Filed pursuant to Rule 497(e)
Registration Nos. 333-57548; 811-10319

Vice Fund
Generation Wave Growth Fund
Each a series of USA MUTUALS

Supplement dated June 3, 2014
to the
Prospectus, Summary Prospectus and Statement of Additional Information
dated July 29, 2013

This supplement amends the Prospectus, Summary Prospectus and Statement of Additional Information (‘SAI”) of the Vice Fund and Generation Wave Growth Fund (the “Funds”) dated July 29, 2013, as previously amended.

Effective immediately, the Funds’ investment adviser, Mutuals Advisors, Inc. has changed its name to USA Mutuals Advisors, Inc.

All references to “Mutuals Advisors, Inc.” in the Prospectus, Summary Prospectus and SAI are hereby replaced with “USA Mutuals Advisors, Inc.”  All references to the “Adviser” or “MAI” in the Prospectus, Summary Prospectus and SAI shall refer to USA Mutuals Advisors, Inc.

The Board of Trustees of USA Mutuals (the “Trust”) has approved a change to the name of the Vice Fund (the “Vice Fund”).  Effective July 29, 2014, the Vice Fund’s name will be changed to “Barrier Fund”.

Prospectus & Summary Prospectus

The “Principal Investment Strategies” on page 2 of the “summary section” of the Prospectus, and page 2 of the Vice Fund’s Summary Prospectus is hereby revised as follows effective as of July 29, 2014:

The Barrier Fund, a non-diversified investment company, invests primarily in equity securities (i.e., common stocks, preferred stocks and securities convertible into common stocks) of small, medium and large capitalization companies, which include U.S. issuers and foreign issuers, including those whose securities are traded in foreign jurisdictions, as well as those whose securities are traded in the U.S. as American Depositary Receipts (“ADRs”).

Under normal market conditions, the Barrier Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that derive a significant portion of their revenues from a group of industries that have significant barriers to entry including the alcoholic beverages, tobacco, gaming and defense/aerospace industries.  The Barrier Fund will concentrate at least 25% of its net assets in this group of barrier to entry industries (but no more than 80% of its net assets in any single industry).

The Barrier Fund will also participate in other strategies in an attempt to generate incremental returns, including short selling of securities and certain options strategies.  Use of these strategies may vary depending upon market and other conditions, and may be limited by regulatory and other constraints to which the Barrier Fund is subject.

Filed pursuant to Rule 497(e)
Registration Nos. 333-57548; 811-10319

For cash management purposes, the Barrier Fund may hold up to 20% of its net assets in cash or similar short-term, high-quality debt securities.  These short-term debt securities and money market instruments include commercial paper, certificates of deposit, bankers’ acceptances, shares of money market mutual funds, U.S. Government securities and repurchase agreements.

The “Principal Investment Strategies” on page 10 of the Prospectus is hereby revised as follows effective as of July 29, 2014:

The Fund, a non-diversified investment company, invests primarily in equity securities (i.e., common stocks, preferred stocks and securities convertible into common stocks) of small, medium and large capitalization companies, which include U.S. issuers and foreign issuers, including those whose securities are traded in foreign jurisdictions, as well as those whose securities are traded in the U.S. as American Depositary Receipts (“ADRs”).

Portfolio companies chosen for investment by the Fund are selected from a universe of companies that derive a significant portion of their revenues from the alcoholic beverages, tobacco, gaming and defense/aerospace industries.  For purposes of this selection process, the term “significant portion” means that approximately 25% or more of a portfolio company’s revenues are derived from the alcoholic beverages, tobacco, gaming and/or defense/aerospace industries.

Companies within this universe, using the aforementioned criteria, are then further analyzed in order to determine their potential for capital appreciation.  This process begins with a top-down analysis of each industry’s macroeconomic climate and ends with a thorough examination of company fundamentals, including factors such as valuation, sales and earnings growth, profitability, indebtedness and competitive position.

Sell decisions with respect to the Company’s investment in a particular company may occur when it appears that the company is no longer able to achieve the results generally expected due to either a company specific issue, such as a loss of a key customer, or a change in industry dynamics.  The Advisor will sell a security when appropriate and consistent with the Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate.  Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs.  An increase in the portfolio turnover rate involves correspondingly greater transaction costs and increases the potential for short-term capital gains, which are taxable as ordinary income and may affect an investor’s after-tax returns.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that derive a significant portion of their revenues from a group of industries that have significant barriers to entry including the alcoholic beverages, tobacco, gaming and defense/aerospace industries.  The Fund will concentrate at least 25% of its net assets in this group of barrier to entry industries (but no more than 80% of its net assets in any single industry).

The Fund will also participate in other strategies in an attempt to generate incremental returns, including short selling of securities and certain options strategies.  Use of these strategies may vary depending upon market and other conditions, and may be limited by regulatory and other constraints to which the Fund is subject.

Filed pursuant to Rule 497(e)
Registration Nos. 333-57548; 811-10319

For cash management purposes, the Fund may hold up to 20% of its net assets in cash or similar short-term, high-quality debt securities.  These short-term debt securities and money market instruments include commercial paper, certificates of deposit, bankers’ acceptances, shares of money market mutual funds, U.S. Government securities and repurchase agreements.

SAI

“Sector/Industry Concentration” under the heading entitled “Principal Investment Strategies” beginning on page 17 of the SAI is hereby revised as follows effective as of July 29, 2014:

The Barrier Fund will concentrate at least 25% of its net assets in a group of barrier to entry industries (but no more than 80% of its net assets in any single industry) that includes the alcoholic beverages, tobacco, gaming and defense/aerospace industries, as identified in the Barrier Fund’s prospectus.  The Generation Wave Growth Fund has the ability to invest up to 80% of its net assets in a single industry.  However, the Generation Wave Growth Fund does not currently concentrate its assets in any particular industry or group of industries and will provide 60 days’ notice to shareholders prior to implementation of any investment strategy that would concentrate the Barrier Fund’s net assets in a particular industry or group of industries.

To the extent that the Barrier Fund concentrates its investments in an industry or sector, it may be subject to the risks affecting that sector or industry, including the risk that the securities of companies within that one sector or industry will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting the sector or industry, more than would a more broadly diversified fund.  The following alphabetical list includes descriptions about the sectors or industries in which the Barrier Fund may invest.

Please retain this Supplement with your Prospectus, Summary Prospectus and
Statement of Additional Information for reference.